      As filed with the Securities and Exchange Commission on April 6, 2000
                Registration No. 333- ____

==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                       ---------------------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                       ---------------------------------

                           SEAGATE TECHNOLOGY, INC.
            (Exact name of Registrant as specified in its charter)

                       ---------------------------------


      Delaware                                      94-2612933
(State of Incorporation)                           (I.R.S. Employer
                                                   (Identification Number)


                                920 Disc Drive
                       Scotts Valley, California  95066
                                (831) 438-6550
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

                       ---------------------------------

                      1998 Nonstatutory Stock Option Plan
                           (Full Title of the Plan)

                       ---------------------------------

                                Charles C. Pope
             Executive Vice President and Chief Financial Officer
                           Seagate Technology, Inc.
                                920 Disc Drive
                       Scotts Valley, California  95066
                                (831) 438-6550
           (Name, address and telephone number of agent for service)

                       ---------------------------------

                                   Copy to:

                            CHRIS F. FENNELL, ESQ.
                       Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                              650 Page Mill Road
                       Palo Alto, California 94304-1050
                                (650) 493-9300

                       ---------------------------------
===============================================================================

================================================================================================================

                                      CALCULATION OF REGISTRATION FEE

================================================================================================================


                                                                  Proposed          Proposed
           Title of                                               Maximum            Maximum
         Securities                            Amount             Offering          Aggregate           Amount of
            to be                              to be                Price           Offering         Registration
         Registered                          Registered           Per Share(1)      Price(1)              Fee
-----------------------------------------------------------------------------------------------------------------
Common Stock, $.01 per share par value, to     3,500,000 shares      $47.53       $166,359,375         $43,918.88
 be issued under the 1998 Nonstatutory
 Stock Option Plan
==================================================================================================================

(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices per share for the Common Stock as reported on the New York Stock Exchange on April 4, 2000.
================================================================================

     The contents of the Registrant's Form S-8 Registration Statement No. 333-92277 as filed with the Commission on December 7, 1999 are incorporated herein by reference.

     The contents of the Registrant's Amended Annual Report on Form 10-K405/A for the fiscal year ended July 2, 1999, filed March 30, 2000 pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") are incorporated herein by reference.

     The contents of the Registrant's Current Report on Form 8-K filed April 5, 2000 are incorporated herein by reference.

          PART II:  INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits
         --------

         Exhibit
         Number                       Documents
--------------------------------------------------------------------------------

         4.1    1998 Nonstatutory Stock Option Plan, as amended

         5.1    Opinion of counsel as to legality of securities being registered

        23.1    Consent of Counsel (contained in Exhibit 5.1)

        23.2    Consent of Ernst & Young, LLP, Independent Auditors

        24.1    Power of Attorney (see page 5)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Seagate Technology, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scotts Valley, State of California, on this 6th day of April 2000.

                                      SEAGATE TECHNOLOGY, INC.

                                      By: /s/ Stephen J. Luczo
                                          -----------------------------------
                                          Stephen J. Luczo
                                          Chief Executive Officer and President

                         POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen J. Luczo and Charles C. Pope, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    Signature                                  Title                                  Date
-------------------------   -------------------------------------------          ---------------
/s/ Stephen J. Luczo        President, Chief Executive Officer and                April 6, 2000
-------------------------   Director (Principal Executive Officer)
(Stephen J. Luczo)

/s/ Charles C. Pope         Executive Vice President and Chief                    April 6, 2000
-------------------------   Financial Officer (Principal Financial and
(Charles C. Pope)           Accounting Officer)

/s/ Gary B. Filler          Co-Chairman of the Board                              April 6, 2000
-------------------------
(Gary B. Filler)

/s/ Kenneth E. Haughton     Director                                              April 6, 2000
-------------------------
(Kenneth E. Haughton)

/s/ Robert A. Kleist        Director                                              April 6, 2000
-------------------------
(Robert A. Kleist)

/s/ Lawrence Perlman        Co-Chairman of the Board                              April 6, 2000
-------------------------
(Lawrence Perlman)

/s/ Thomas P. Stafford      Director                                              April 6, 2000
-------------------------
(Thomas P. Stafford)

/s/ Laurel L. Wilkening     Director                                              April 6, 2000
-------------------------
(Laurel L. Wilkening)


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
     ------------------------------------------------------------------
                                  EXHIBITS
     ------------------------------------------------------------------

                     Registration Statement on Form S-8

                          SEAGATE TECHNOLOGY, INC.

                                April 6, 2000

                            SEAGATE TECHNOLOGY, INC.

                       REGISTRATION STATEMENT ON FORM S-8
                       ----------------------------------

                               INDEX TO EXHIBITS

  Exhibit
  Number                                   Description                                  Page
--------------  ---------------------------------------------------------------  --------------
    4.1         1998 Nonstatutory Stock Option Plan, as amended

    5.1         Opinion of counsel as to legality of securities being registered

   23.1         Consent of Counsel (contained in Exhibit 5.1)

   23.2         Consent of Ernst & Young LLP, Independent Auditors

   24.1         Power of Attorney (contained in page 5)